SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported) September 4, 2001
            ---------------------------------------------------------

                             SUREWEST COMMUNICATIONS
                   (FORMERLY ROSEVILLE COMMUNICATIONS COMPANY)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                                0-556 68-0365195
--------------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                 211 Lincoln Street, Roseville, California 95678
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On September 4, 2001, SureWest Communications, formerly Roseville Communications Company, issued a press release announcing that it will begin trading on Nasdaq's National Market starting September 6, 2001. The press release is attached as Exhibit 99 to this Form 8-K.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS

         (c)      Exhibits

         Exhibit 99. SureWest Communications Press Release issued
                     September 4,2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SUREWEST COMMUNICATIONS
                        (FORMERLY ROSEVILLE COMMUNICATIONS COMPANY)





Date September 4, 2001  By                    /s/ Michael D. Campbell
                           Executive Vice President and Chief Financial Officer